UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2004

CURATIVE HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-50371	51-0467366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Motor Parkway
Hauppauge, New York 11788-5145

(Address of principal executive offices)

(631) 232-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 2.                  Acquisition or Disposition of Assets

On April 23, 2004, Curative Health Services, Inc. (the “Company”) completed the acquisition of all of the outstanding capital stock of Critical Care Systems, Inc. (“CCS”) from its existing stockholders for a total consideration of approximately $150 million in cash.  CCS is a leading national provider of specialty infusion pharmaceuticals and related comprehensive clinical services.  CCS focuses on delivering four principal therapies: hemophilia clotting factor, intravenous immunoglobulin (IVIG), Total Parenteral Nutrition (TPN) and anti-infective therapies.  The Company financed the acquisition of CCS with certain proceeds from the Company’s offering of $185 million aggregate principal amount of 10.75% senior notes due 2011, offered in a private placement to eligible purchasers pursuant to Rule 144A and Regulation S under the Securities Act of 1933, and additional borrowings under the Company’s refinanced credit facility with GE Healthcare Financial Services, a unit of GE Commercial Finance, as agent and lender.  Both the private placement of senior notes and the refinancing of the Company’s existing credit facility were completed on April 23, 2004, concurrent with the closing of the acquisition of CCS.

Item 5.                  Other Events and Regulation FD Disclosure.

On April 26, 2004, Curative Health Services, Inc. issued a press release announcing the completion of the acquisition of Critical Care Systems, Inc., the private placement issuance under Rule 144A and Regulation S of the Securities Act of $185 million aggregate principal amount of its 10.75% senior notes due 2011 and the refinancing of its existing credit facility with GE Healthcare Financial Services, a unit of GE Commercial Finance, as agent and lender, to a $40 million senior secured credit facility.  The senior notes have not been and will not be registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.  This report shall not constitute an offer to sell or a solicitation of an offer to buy the senior unsecured notes.  The press release, attached as Exhibit 99.1, is filed and incorporated by reference into this Current Report.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This report and the exhibits to it contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Factors that might cause such differences include, but are not limited to, risks associated with the Company’s acquisition of Critical Care Systems, Inc. including, but not limited to, integration risks and costs, risks of client retention, risks associated with the operations of CCS, as well as risks in the Company’s current businesses such as the termination or non-renewal of a material number of contracts, an inability to obtain new contracts, changes in the government regulations relating to the Company’s Specialty Pharmacy

Services or Specialty Healthcare Services business units, changes in the regulations governing third party reimbursements for the Company’s services, manufacturing shortages of products distributed or sold by Curative’s Specialty Pharmacy Services business unit, and the other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission.

Certain of these factors are in addition to the risks described in the “Risk Factors” sections and other portions of the filings we have made with the SEC. Most of these factors are beyond our control. We caution you that forward-looking statements are no guarantee of future performance and that actual results or developments may differ materially from those projected in these statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements.

Item 7 Financial Statements and Exhibits

(a)           Financial statements of business acquired

Audited consolidated balance sheets of Critical Care Systems, Inc., as of December 31, 2003 and 2002, and the related consolidated statements of operations, redeemable preferred stock, stockholders’ equity (deficit) and comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2003 and the notes thereto, together with the Independent Auditors’ Report of KPMG LLP with respect thereto, are incorporated by reference from the section titled “Audited Financial Statements of CCS” in Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on April 6, 2004.

(b)           Pro forma financial information

The unaudited pro forma consolidated balance sheet at December 31, 2003, and the unaudited pro forma consolidated income statement for the fiscal year ended December 31, 2003 of Curative Health Services, Inc. and its subsidiaries are filed as Exhibit 99.2 to this Current Report.

(c)           Exhibits

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated April 20, 2004, by and between Curative Health Services, Inc. and UBS Securities LLC.

2.1

Stock Purchase Agreement relating to Critical Care Systems, Inc. by and among Curative Health Services, Inc., Critical Care Systems, Inc. and each of the persons listed therein, dated February 24, 2004.

2.2	Letter Agreement supplementing the Stock Purchase Agreement, dated April 23, 2004, by and between Curative Health Services, Inc. and Christopher J. York, as Seller’s Representative.

4.1	Indenture, dated April 23, 2004, by and among Curative Health Services, Inc., certain of its subsidiaries as Guarantor and Wells Fargo Bank, N.A., as Trustee.

4.2	Registration Rights Agreement, dated April 23, 2004, by and among Curative Health Services, Inc., certain of its subsidiaries as Guarantors and UBS Securities LLC.

4.3	Specimen of 144A Notes.

4.4	Specimen of Regulation S Notes.

4.5	Specimen of Guarantees.

10.1	Escrow Agreement, dated April 23, 2004, by and among Curative Health Services, Inc., Christopher J. York in his capacity as representative of the Sellers, and The Bank of New York, as escrow agent.

10.2

Amended and Restated Credit Agreement, dated as of April 23, 2004, by and among Curative Health Services, Inc., certain other borrowers signatory thereto, certain lenders referred to therein, GECC Capital Markets Group, Inc. and General Electric Capital Corporation.

23.1	Consent of KPMG LLP.

99.1	Press Release of Curative Health Services, Inc., dated April 26, 2004.

99.2

The unaudited pro forma consolidated balance sheet at December 31, 2003, and the unaudited pro forma consolidated income statement for the fiscal year ended December 31, 2003 of Curative Health Services, Inc. and its subsidiaries.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2004

CURATIVE HEALTH SERVICES, INC.

	By:	/s/ Thomas Axmacher
Name: Thomas Axmacher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Purchase Agreement, dated April 20, 2004, by and between Curative Health Services, Inc. and UBS Securities LLC.

2.1

Stock Purchase Agreement relating to Critical Care Systems, Inc. by and among Curative Health Services, Inc., Critical Care Systems, Inc. and each of the persons listed therein, dated February 24, 2004.

2.2	Letter Agreement supplementing the Stock Purchase Agreement, dated April 23, 2004, by and between Curative Health Services, Inc. and Christopher J. York, as Seller’s Representative.

4.1	Indenture, dated April 23, 2004, by and among Curative Health Services, Inc., certain of its subsidiaries as Guarantor and Wells Fargo Bank, N.A., as Trustee.

4.2	Registration Rights Agreement, dated April 23, 2004, by and among Curative Health Services, Inc., certain of its subsidiaries as Guarantors and UBS Securities LLC.

4.3	Specimen of 144A Notes.

4.4	Specimen of Regulation S Notes.

4.5	Specimen of Guarantees.

10.1	Escrow Agreement, dated April 23, 2004, by and among Curative Health Services, Inc., Christopher J. York in his capacity as representative of the Sellers, and The Bank of New York, as escrow agent.

10.2

Amended and Restated Credit Agreement, dated as of April 23, 2004, by and among Curative Health Services, Inc., certain other borrowers signatory thereto, certain lenders referred to therein, GECC Capital Markets Group, Inc. and General Electric Capital Corporation.

23.1	Consent of KPMG LLP.

99.1	Press Release of Curative Health Services, Inc., dated April 26, 2004.

99.2

The unaudited pro forma consolidated balance sheet at December 31, 2003, and the unaudited pro forma consolidated income statement for the fiscal year ended December 31, 2003 of Curative Health Services, Inc. and its subsidiaries.